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                                                                     EXHIBIT 19

Prepared by:

Lee E. Berner, Esq.
Hogan & Hartson L.L.P.
8300 Greensboro Drive
McLean, VA  22102

After recording return to:

Lee E. Berner, Esq.
Hogan & Hartson L.L.P.
8300 Greensboro Drive
McLean, VA  22102


                         ASSIGNMENT OF LEASES AND RENTS


        THIS ASSIGNMENT OF LEASES AND RENTS (this "ASSIGNMENT") is made as of the 8th day of June, 1998, by ARDEN REALTY FINANCE IV, L.L.C., a Delaware limited liability company having an office at 11601 Wilshire Boulevard, Suite 402, Los Angeles, California 90025 ("ASSIGNOR"), to LEHMAN BROTHERS REALTY CORPORATION, a Delaware corporation having an office at Three World Financial Center, 200 Vesey Street, New York, New York 10285, its successors and assigns ("ASSIGNEE").

                                WITNESSETH THAT:

        In consideration of Ten Dollars ($10.00), in hand paid, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers, pledges, and assigns to Assignee, its successors and assigns, (i) all leases, subleases, licenses, concessions and other occupancy agreements which now or may hereafter affect all those certain lots or pieces of land, more particularly described in EXHIBIT A-1 THROUGH EXHIBIT A-12 attached hereto and made a part hereof, or any of the improvements now or hereafter located thereon (said land and improvements hereinafter collectively shall be referred to as the "PROPERTY") or any part thereof and all guarantees, modifications, renewals and extensions thereof (collectively, the "LEASES") and all documents and instruments made or hereafter made in respect of the Leases, together with (ii) all of the rents, additional rents, income, revenue, issues and profits, due or to become due or to which Assignor is now or may hereafter become entitled, arising out of the Leases (exclusive of any security deposits given under any Lease that have not been applied in accordance with the provisions of the applicable Lease), or the Property or any part or parts thereof (collectively, the "RENTS").

        THIS ASSIGNMENT is made in connection with that certain Mortgage Note made by Assignor to the order of Assignee dated as of the date hereof, in the principal amount of One Hundred Million Six Hundred Thousand and No/100 Dollars ($100,600,000.00) (the "Mortgage Note") pursuant to that certain Loan Agreement dated as of the date hereof by and between Assignor and Assignee (the "Loan Agreement"). Unless otherwise defined herein,


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capitalized terms used in this Assignment shall have the meanings ascribed to them in the Loan Agreement. The principal, interest, and all other sums that may now or hereafter be due and payable under the Mortgage Note and the other Loan Documents are collectively referred to as the "OBLIGATIONS."

        ASSIGNOR REPRESENTS AND WARRANTS that (i) none of the Leases and Rents has been assigned or otherwise pledged or hypothecated to any other Person or party whatsoever; (ii) Assignor has full power and authority to execute and deliver this Assignment; and (iii) the execution and delivery of this Assignment has been duly authorized by all necessary corporate or partnership actions by Assignor and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Property.

        ASSIGNOR COVENANTS with Assignee that Assignor (a) shall not execute any other assignment of its interest as lessor or owner in the Leases and Rents to any other Person or party whatsoever and (b) shall execute and deliver at the request of Assignee all such further assurances, confirmations and assignments in connection with the Property, the Leases and Rents or this Assignment as Assignee shall from time to time reasonably require.

        THIS ASSIGNMENT is made on the following terms, covenants and conditions:

        1. Present Assignment. Assignor does hereby absolutely and unconditionally assign to Assignee Assignor's right, title and interest in all current and future Leases and Rents, it being intended by Assignor that this Assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Assignee shall not be construed to bind Assignee to the performance of any of the covenants, conditions or provisions contained in any agreement relating to the Leases and Rents or otherwise impose any obligation upon Assignee. Assignee hereby grants to Assignor a revocable license to collect and receive the Rents as they become due and payable until such time as an Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing; provided that the existence of such license shall not operate to subordinate this Assignment to any subsequent assignment of the Leases and Rents, in whole or in part, by Assignor, and any such subsequent assignment shall be subject to the rights of Assignee hereunder. Unless and until an Event of Default shall have occurred and be continuing, Assignor shall have the right to possess and enjoy the Property, and to receive the Rents, subject to the terms of the Mortgage Note and the other Loan Documents (including, without limitation, SCHEDULE 5.11 of the Loan Agreement); and provided, further, that if Assignor shall pay in full the principal of and interest on the Mortgage Note and all other Obligations which this Assignment by its terms secures, then this Assignment shall be released and reassigned upon the written request, and at the expense, of Assignor.

        2. Remedies of Assignee. Upon or at any time after an Event of Default, Assignee may exercise any and all remedies available to it at law or under any of the Loan Documents and may in addition, at its option, without waiving such Event of Default, revoke the license granted to Assignor to collect Rents, and then thereafter, without notice and without regard to the adequacy of the security for the Obligations, either in person or by agent, with or without bringing any action or proceeding, or, to the fullest extent permitted by applicable law,


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by a receiver appointed by a court, either with or without taking possession of the Property, in its own name, demand, sue for or otherwise collect and receive all Rents, including, without limitation, those past due, and Assignee may apply the Rents to the payment of the Obligations in such order and proportion, consistent with the Loan Documents, as Assignee, in its sole discretion, may determine. The exercise by Assignee of the option granted it in this Section 2 and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any default or Event of Default by Assignor under the Mortgage Note or any other Loan Documents.

        3. No Liability of Assignee. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Property after an Event of Default or from any other act or omission of Assignee in managing the Property after default. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under any Leases or under or by reason of this Assignment, and Assignor shall, and hereby agrees to, indemnify Assignee for, and to hold Assignee harmless from, any and all liability, loss or damage which may or might be incurred thereunder or hereunder or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part in respect thereof. Should Assignee incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by this Assignment and by the other Loan Documents and shall accrue interest at the Default Interest Rate until paid from the tenth (10th) day after the later of
(i) demand (which may be made prior to Assignee's expenditure) or (ii) Assignee's expenditure, and Assignor shall reimburse Assignee therefor within ten (10) days after demand. Assignee shall not be responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property arising on or after the date hereof, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger on or after the date hereof.

        4. Notice to Obligors. Assignor hereby authorizes and directs all persons (including, without limitation, the Manager under the Management Agreement) obligated to pay any Rents, upon receipt from Assignee of written notice that an Event of Default has occurred and is continuing or otherwise upon notice from Assignee, to pay over to Assignee all Rents and to continue so to do until otherwise notified by Assignee.

        5. Other Security. Assignee may take or release other security for the payment of the Obligations, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Obligations, in such order and manner as Assignee shall see fit, without prejudice to any of its rights under this Assignment.

        6. Other Remedies. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the power and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Mortgage Note, or any other Loan Documents, and this Assignment is made and accepted without prejudice to any of


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the rights and remedies possessed by Assignee under the terms thereof. The right of Assignee to collect the Obligations and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder or under any other Loan Document.

        7. No Mortgagee in Possession. Nothing herein contained shall be construed as constituting Assignee a "mortgagee in possession" in the absence of entry upon and the taking of actual possession of the Property by Assignee. In the exercise of the powers herein granted Assignee, no liability shall be asserted or enforced against Assignee, all such liability being expressly waived and released by Assignor.

        8. Assignee as Attorney in Fact. Assignor does hereby irrevocably constitute and appoint Assignee, while this Assignment remains in force and effect, and in each instance, to the fullest extent permitted by applicable law, its true and lawful attorney in fact, coupled with an interest and with full power of substitution, delegation and revocation, for Assignor and in its name, place and stead, to enter and take possession of the Property by actual physical possession without the commencement of any action to foreclose the Mortgage or to exercise any power of sale Assignee may have thereunder and to do and perform such actions with respect to the Property as Assignee may deem appropriate, as fully as Assignor could do if personally present, Assignor hereby ratifying and confirming all that Assignee, as attorney or its substitute, shall lawfully do or cause to be done by virtue hereof; provided, however, that Assignee shall not do or perform such actions until an Event of Default shall have occurred and be continuing.

        9. Conflict of Terms. In case of any conflict between the terms of this Assignment and the terms of any other Loan Document, the terms of such Loan Document shall prevail.

        10. No Oral Change. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

        11. Non-Waiver. The failure of Assignee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor's obligations hereunder by reason of (i) failure of Assignee to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the Mortgage, the Mortgage Note or any of the other Loan Documents or, (ii) any agreement or stipulation by Assignee extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Mortgage Note, the Mortgage or any of the other Loan Documents. Assignee may resort for the payment of the Obligations to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect. Assignee may take any action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Assignee thereafter to enforce its rights under this Assignment. The rights of Assignee under this Assignment shall be separate,


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distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Assignee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

        12. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

        13. Counterpart Originals. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

        14. Governing Law. This Assignment, the rights and obligations of the parties hereto and any claims or disputes relating thereto, shall be governed by and in accordance with the laws of the State of New York, except that, for purposes of determining the creation, validity, priority and enforcement of the assignment herein and the exercise of remedies hereunder, the law of the State in which the Property is located shall govern.

        15. Binding Effect. This assignment, together with the covenants and warranties herein contained, shall inure to the benefit of Assignee and any subsequent holder of the indebtedness secured by the Loan Documents and shall be binding upon Assignor, its successors and assigns.

                           [SIGNATURE PAGE TO FOLLOW]


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        IN WITNESS WHEREOF, Assignor has executed this Assignment of Leases and
Rents under seal the day and year first above written.


                                       ASSIGNOR:

                                       ARDEN REALTY FINANCE III, L.L.C.,
                                       a Delaware limited liability company

                                       By: _____________________________
                                           Name:________________________
                                           Title:_________________________









STATE OF ________________   )
                             ss
COUNTY OF ______________    )


        On June ___, 1998, before me ____________________ a notary public, personally appeared _________________________________, personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.




                                  Notary Public

(Seal)


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                                    EXHIBIT A


                               Description of Land


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Recording Requested By:

Commonwealth Land Title
Insurance Company

When recorded mail document to:

Hogan & Hartson L.L.P.
Suite 1100
8300 Greensboro Drive
McLean, Virginia 22102

Attention:  Lee E. Berner, Esq.
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                           SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE


                                    TITLE(S)
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                         ASSIGNMENT OF LEASES AND RENTS
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